Off-Season Shareholder Engagement January 2019

Safe Harbor This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements relating to events or results that may occur in the future are forward-looking statements, including but not limited to, statements or estimates regarding our plans, sales, sales trends, sales growth rates, revenues, profits, costs, working capital, balance sheet, inventories, products (including truss and concrete products as well as software offerings), relationships with contractors and partners (including our collaboration with The Home Depot, Inc.), market strategies, market share, expenses (including operating expenses and research, development and engineering investments), inventory turn rates, cost savings or reduction measures, repatriation of funds, results of operations, tax liabilities, losses, capital spending, housing starts, price changes (including product and raw material prices, such as steel prices), profitability, profit margins, operating income, operating income margin (referring to consolidated income from operations as a percentage of net sales), operating expenses as a percentage of net sales, effective tax rates, depreciation or amortization expenses, amortization periods, capital return (also called return on invested capital), stock repurchases, dividends, compensation arrangements, prospective adoption of new accounting standards, effects of changes in accounting standards, effects and expenses of (including eventual gains or losses related to) mergers and acquisitions and related integrations, effects and expenses of equity investments, effects of changes in foreign exchange rates or interest rates, effects and costs of SAP and other software program implementations (including related expenses, such as capital expenditures, and savings), effects and costs of credit facilities and capital lease obligations, headcount, engagement of consultants, the Company’s 2020 Plan and other operating initiatives (discussed under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below), the Company’s efforts and costs to implement the 2020 Plan and initiatives, the targets and assumptions under the 2020 Plan and such other initiatives (including targets associated with organic compound annual growth rate in consolidated net sales, operating income, operating income margin, operating expenses as a percentage of net sales, cost structure rationalization, improved working capital management, return on invested capital, stock repurchases, and overall balance sheet discipline) and the projected effects and impact of any of the foregoing on our business, financial condition and results of operations. Forward-looking statements generally can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “target,” “continue,” “predict,” “project,” “change,” “result,” “future,” “will,” “could,” “can,” “may,” “likely,” “potentially,” or similar expressions. Forward-looking statements are necessarily speculative in nature, are based on numerous assumptions, and involve known and unknown risks, uncertainties and other factors (some of which are beyond our control) that could significantly affect our operations and may cause our actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to: (i) the impact, execution and effectiveness of the Company’s current strategic plan, the 2020 Plan, and initiatives the realization of the assumptions made under the plan and the efforts and costs to implement the plan and initiatives; (ii) general economic cycles and construction business conditions including changes in U.S. housing starts; (iii) customer acceptance of our products; (iv) product liability claims, contractual liability, engineering and design liability and similar liabilities or claims, (v) relationships with partners, suppliers and customers and their financial condition; (vi) materials and manufacturing costs; (vii) technological developments, including system updates and conversions; (viii) increased competition; (ix) changes in laws or industry practices; (x) litigation risks and actions by activist shareholders; (xi) changes in market conditions; (xii) governmental and business conditions in countries where our products are manufactured and sold; (xiii) natural disasters and other factors that are beyond the Company’s reasonable control; (xiv) changes in trade regulations, treaties or agreements or in U.S. and international taxes, tariffs and duties including those imposed on the Company’s income, imports, exports and repatriation of funds; (xv) effects of merger or acquisition activities; (xvi) actual or potential takeover or other change-of-control threats; (xvii) changes in our plans, strategies, objectives, expectations or intentions; and (xviii) other risks and uncertainties indicated from time to time in our filings with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K under the heading “Item 1A - Risk Factors.” Each forward-looking statement contained in the Company’s Quarterly Reports on Form 10-Q is specifically qualified in its entirety by the aforementioned factors. In light of the foregoing, investors are advised to carefully read the Company’s Quarterly Reports on Form 10-Q in connection with the important disclaimers set forth above and are urged not to rely on any forward-looking statements in reaching any conclusions or making any investment decisions about us or our securities. All forward-looking statements hereunder are made as of the date of the Company’s most recent Quarterly Report on Form 10-Q and are subject to change. Except as required by law, we do not intend and undertake no obligation to update, revise or publicly release any updates or revisions to any forward-looking statements hereunder, whether as a result of the receipt of new information, the occurrence of future events, the change of circumstances or otherwise. We further do not accept any responsibility for any projections or reports published by analysts, investors or other third parties. Each of the terms the “Company,” “we,” “our,” “us” and similar terms used herein refer collectively to Simpson Manufacturing Co., Inc., a Delaware corporation and its wholly- owned subsidiaries, including Simpson Strong-Tie Company Inc., unless otherwise stated. This presentation does not provide information with respect to the final fiscal quarter of 2018. To the extent that estimates have been made concerning the full 2018 fiscal year or any subsequent years, these reflect statements that have previously been made in the Company’s securities filings. 2

Company Overview Simpson Manufacturing Co. designs, engineers and manufactures structural connectors, anchors, software solutions and other products for new construction, retro-fitting and do-it-yourself markets Wood Construction Products Concrete Construction Products Simpson Manufacturing Co. operates across 3 reporting segments (North America, Europe • Typically made of steel and are used • Composed of various materials and Asia/Pacific) with 2 primarily to strengthen, support and including steel, chemicals and connect wood joints carbon fiber used to repair, protect primary product lines • Produce and market over 16,000 and strengthen concrete standard and custom products • Produce and market over 1,300 standard and custom products Key Facts and Figures Company History (as of January 2, 2019) • Ticker: NYSE:SSD Barclay Simpson (1921-2014) founded Simpson Manufacturing in 1956, and spent over 50 years building a culture that has been perpetuated • Market Cap: $2.52 B for the last six years under the leadership of Karen Colonias. Under • 2017 Revenue: $977 M Barclay’s leadership, Simpson became a publicly traded company in 1994 and established itself as one of the world’s largest suppliers of structural • Headquarters: Pleasanton, CA building products. In addition to delivering exceptional records of • Operations in 50 locations performance through strong fiscal management and innovative approaches to growth, the management team promoted a culture of globally employee ownership focused on the value and contributions of • Employees: 2,902 every employee. 3

Strong Business Drives Shareholder Value

SIMPSON Manufacturing COMPANY

A Strong *Unique Business Model…*

Simpson is seen as a thought leader in defining evolving building codes in collaboration with customers and regulators. Simpson continues to differentiate from competitors across operating segments by designing and marketing end-to-end wood and construction product systems.

Our 2017 Sales by Product…

($ USD Millions)



Other
$1
Concrete
Construction
$143
Wood Construction
$833

and Across Operating Segments

($ USD Millions)



Asia/Pacific
$8
Europe
$165
North America
$804

with industry leading operating and gross margins of 14.2% and 45.7% respectively

Enables Us to Deliver Value to Shareholders

The Board employs a balanced capital allocation strategy that utilizes free cash flow to grow the business through capital expenditures, acquisitions, and to provide returns to stockholders through dividends and share repurchases. Simpson has increased its quarterly dividend by 103% since 2010 and repurchased $322.1[(1)] million in shares since 2011.

Dividends Per Share[(2)]



$0.40
$0.50
$0.50
$0.50
$0.55
$0.62
$0.70
$0.81
$0.87
2010
2011
2012
2013
2014
2015
2016
2017
YTD 2018[(3)]

2) Part of the 2013 dividend was accelerated due to uncertainty of changes to tax code in 2013. The dividend paid in Dec 2012 is included in 2013.

3) Includes third quarter cash dividend of $0.22 declared on October 22, 2018 and payable on January 24, 2019

EPS[(4)]



$0.87
$1.05
$1.29
$1.38
$1.86
$1.94
$1.66
$2.43
2012
2013
2014
2015
2016
2017
YTD 2017[(5)]
YTD 2018[(5)]

4) The enactment of the Tax Cuts and Jobs Act in December 2017 resulted in a provisional net charge of $2.2 million in the fourth quarter of 2017, or an impact of $0.04 per fully diluted share.

5) For the nine months ended September 30, 2017 and September 30, 2018

(1) As of October 2018.

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2020 Plan

KEY OBJECTIVES	FY 2016A	2020 TARGETS
1 FOCUS ON ORGANIC GROWTH	• $861 M Net Sales	• ~8% Organic Net Sales CAGR(1)
2 RATIONALIZE COST STRUCTURE TO INCREASE PROFITABILITY	• 31.8% Operating Expenses as a % of Net Sales • 16.2% Operating Income Margin(2)	• ~26% - 27% Operating Expenses as a % of Net Sales • ~21% - 22% Operating Income Margin(2) • Working with leading management consultant to identify additional opportunities
3 IMPROVE WORKING CAPITAL MANAGEMENT & BALANCE SHEET DISCIPLINE	• 2x Inventory Turn Rate	• 4x Inventory Turn Rate • Working with external consultant to identify further improvements to inventory management

IMPROVE RETURN ON INVESTED CAPITAL(3)

- Execution on the 2020 Plan is expected to substantially enhance ROIC
- Expect to achieve 17% to 18% ROIC target by FY 2020, up from 10.5% in FY 2016

INCREASE CAPITAL RETURN TO SHAREHOLDERS

- Committed to returning a minimum of 50% of cash flow from operations to shareholders
- Utilize capital from inventory reductions and balance sheet efficiency improvements to repurchase shares
- Review of owned real estate properties for potential sale; capital release to be used for repurchases

(1) Based on FY 2016 reported net sales of $861 million.
(2) Operating income margin refers to consolidated income from operations as a percentage of net sales.
(3) See slide 29 for Return on Invested Capital (ROIC) definition.

5

Disciplined Capital Allocation Strategy Given our confidence the 2020 Plan will drive improved operational performance in our business, we plan to purchase additional shares of our stock • Improve cash flow through better management of working capital and Cash Flow from overall balance sheet discipline Operations • Committed to return a minimum of 50% of cash flow from operations to shareholders Organic Growth Share Repurchases Dividends Investments • Longer-term, we intend to use the • Focus primarily on organic • Maintain regular quarterly proceeds from the following growth opportunities through dividends toward future share repurchases: strategic capital investments in • Periodically assess dividend for • A review of owned real the business increase; increased dividend estate • May consider tuck-in four times over the past four • Tax reform acquisitions that complement years(1), with the most recent our existing product lines increase of 5% effective in the second quarter of 2018 (1) As of September 30, 2018. 6

3-Year Relative Total Shareholder Return Recent stock performance reflects clarity surrounding business strategy, growth prospects and operational efficiencies 150% 120% 90% SSD: +66% 60% 30% S&P 500: +30% Proxy Peers: +11% 0% DJUSBM: +7% -30% S&P 500 DJ US TM/Building Materials & Fixtures Index Simpson Manufacturing Co., Inc. Proxy Peers Note: Proxy peer average includes: AAON, AMWD, APOG, CBPX, EXP, ROCK, IIIN, DOOR, NCS, PATK, PGTI, NX, SUM, TREX, and USCR. Note: Time period spanning December 31, 2015 to December 31, 2018. Note: Total shareholder return measures the internal rate of return of all cash flows to the investor during the holding period of an investment, not solely the capital gain. 7

Independent and Diverse Board

Our Board is committed to being effective stewards of shareholder capital and possesses the diversity of skills and experiences to oversee the business



James Andrasick
New Chairman

Former Chairman & CEO
Matson Navigation



Peter Louras, Jr.
Former Chairman

Retired Group VP
The Clorox Company

As part of our refreshment process, Peter Louras Jr. has stepped down as Chairman and in order to provide support to incoming Chairman James Andrasick, Peter will remain on the Board until the 2019 Annual Meeting



Michael Bless ★

CEO
Century Aluminum Company



Jennifer Chatman

Paul J. Cortese Professor of Mgmt.
Haas School of Business
UC Berkeley



Karen Colonias

President & CEO
Simpson Manufacturing



Gary Cusumano

Former Chairman
The Newhall Land and Farming Company



Phil Donaldson ★

Executive VP & CFO
Andersen Corporation



Celeste Volz Ford

Founder & CEO
Stellar Solutions



Robin Greenway MacGillivray

Former Senior Vice President — One AT&T Integration, AT&T

44%
Female Directors

89%
Independent Directors
(CEO only non-independent director)

9yrs
Average tenure
(including 2 directors added over past 2 years)

★ Indicates director joined over past 2 years

8

Robust Director Refreshment Process Director Refreshment Process • Review Board composition against our Powerful Combined Skill-Set strategic priorities Executive Leadership 9 Public Company Board 5 • Board self assessment and third party Business Strategy 9 corporate governance evaluation Mergers & Acquisitions 9 Financial Expertise 6 Financial Literacy 9 • Formalization of director candidate search criteria International Business 6 Industry Experience 5 Corporate Governance 9 • Independent search firm screens candidates and Governance and Nominating Committee Risk Management 6 interviews select candidates Talent Management/HR 5 Technology 4 • GNC recommends an independent director nominee 9

Board Has Responded to Shareholder Feedback  The Board and management regularly conducts broad outreach to our shareholders to seek feedback on our executive compensation program and governance practices  In response to shareholder feedback, and following a thorough review of our practices, the Board made several changes since our 2016 Annual Meeting: Compensation Practices Governance Practices Board Structure • Adopted a median pay for median • Declassified the Board, phased in • Conducted a comprehensive performance pay philosophy over a three-year period beginning Board self assessment and third • Transformed our executive at the 2017 Annual Meeting party governance evaluation to compensation program: • Eliminated Cumulative Voting formalize director candidate search ˗ Reduced proportion criteria Eliminated the shareholder rights delivered through EOCPS • plan • Nominated new independent ˗ Extended all performance director candidates, Michael periods (added annual • Reduced Director term limits for Bless and Phillip Donaldson, for measurement to EOCPS and 3- new directors elected to the Board election at the 2017 and 2018 year measurement to LTIP) Annual Meetings, respectively These practices are in addition to our: ˗ Established LTIP equity • Announced Chairman • Separate Independent Chairman metrics distinct from EOCPS, succession from Peter Louras Jr. and CEO roles which align with our strategy to James Andrasick effective at • Adopted clawback, anti-hedging • Majority vote standard for director the end of 2018. Peter Louras Jr. and anti-pledging policies elections will remain on the Board until the • No supermajority voting provisions 2019 annual meeting, ensuring a smooth leadership transition Our Board is committed to ongoing communication with our shareholders 10

2018 Executive Compensation Program In response to shareholder feedback, the Board made a number of compensation program changes which were phased in over the past two years. 2018 is the first year exhibiting full implementation of the changes 2018 Program Design Salary Salary is positioned to 50th percentile of peer group 50% 50% Annual Operating Quarterly Operating Long Profit Profit Term EOCPS Incenti ve 60% 80% PSUs EOCPS 20% 50% 50% Base Salary 20% Three-year revenue Three-year ROIC growth following grant following grant 80% Term Incentive Term - 20% RSUs of targeted compensation is “at-risk” Three-year staggered vesting Long (20% / 40% / 40%) 11

Robust Sustainability Program We believe in doing what’s right for our people, customers and community Environmental Efforts Social Programs Manufacturing Process Employee Involvement Our value engineering process optimizes design while Our employees dedicate hundreds of volunteer hours each maximizing performance for construction year in their local communities Energy Efficiencies All Inclusive Workplace We strive to increase energy efficiencies at our facilities for Our Boulstrop, Denmark, branch was named “Inclusive environmentally friendly, cost-effective operations Workplace of the Year” in 2014 Sustainable Building Practices Scholarships We support established national and local sustainable Our program provides financial assistance to employees’ building practices children, and to engineering and architecture students Recycling Sponsorships We recycle most key materials to reduce our impact on the The company sponsors a variety of campaigns to help environment support those in our industry Innovative Product Use Disaster Relief Our products strengthen structures they are installed in, Simpson-Strong Tie supports disaster relief and recovery making them more able to resist natural forces efforts around the globe Quality Programs Industry Recognition We follow a quality system that manages defined We collaborated with academia on the NEESWood procedures to ensure consistent product quality Capstone project Environmental Health & Safety Careers We conduct safety audits at our manufacturing facilities We value the individuals and the creativity that individuals around the world can bring to the workplace For more information regarding our sustainability programs, see our website: http://www.simpsonmfg.com/social-responsibility/ 12

Robust Board Oversight of Risk Management Our Board is actively involved in overseeing the Company’s risk management, regularly reviewing information regarding operational, financial, legal and strategic risks to ensure that shareholders’ investments are protected for the long term Board of Directors Met 9 times in 2018 Audit and Finance Compensation and Corporate Strategy Nominating and Committee Leadership and Acquisitions Governance Development Committee Committee Committee Met 7 times in 2018 Met 7 times in 2018 Met 5 times in 2018 Met 13 times in 2018 Oversees management and Responsible for overseeing Formed in 2009, this Manages risks associated evaluation of our financial the management of risks committee evaluates and with the independence of the and cybersecurity risks relating to our compensation manages our strategic risks. Board and potential conflicts plans, as well as Including identification and of interest, corporate development, attraction and prioritization of strategic guidelines, and Board retention of leadership goals and expectation nominations Management Team While each committee is responsible for evaluating certain risks and overseeing the management of these risks, our entire Board is regularly informed about such risks through executive officer reports 13